Filed Pursuant to Rule 497(e)
Registration No. 33-06790
THE GAMCO WESTWOOD FUNDS
(the “Trust”)
GAMCO Westwood Mighty Mites(SM) Fund
GAMCO Westwood SmallCap Equity Fund
GAMCO Westwood Income Fund
GAMCO Westwood Equity Fund
GAMCO Westwood Balanced Fund
GAMCO Westwood Intermediate Bond Fund
(the “Funds”)
Supplement dated June 30, 2011
to the Trust’s Class A, B, C, and I Shares Prospectus dated January 31, 2011
Effective July 1, 2011, Elizabeth M. Lilly, CFA will join Teton Advisors, Inc. and will become a Portfolio Manager of the GAMCO Westwood Mighty Mites(SM) Fund. In November 2002, Ms. Lilly joined GAMCO Investors, Inc. as a Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. Ms. Lilly began her career with Goldman, Sachs in 1985 and worked for Fund American and St. Paul Companies. She holds a BA in Economics from Hobart/William Smith College.
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Funds, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Funds have not changed.
The following language replaces similar language found in the paragraph entitled “Investors Eligible for Sales Charge Waivers” under the “Classes of Shares” section on p. 45 of the Trust’s ABCI Prospectus:
Investors Eligible for Sales Charge Waivers. Class A Shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon Corporation, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund’s Transfer Agent (“State Street”), BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund(s) and who wish to reinvest in that Fund, provided the reinvestment is made within 45 days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund(s) or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund(s); (7) any unit investment trusts registered under the 1940 Act, as amended, which have shares of the Fund(s) as a principal investment; (8) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Fund(s) for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.
The following sub-heading has been added above the paragraph entitled “Retirement Plans/Education Savings Plans.” under the “Classes of Shares” section on page 48 of the Trust’s ABCI Prospectus:
Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares
The following paragraph has been inserted under the paragraph entitled “Telephone or Internet Investment Plan” under the sub-heading “Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares” in the “Classes of Shares” section on page 49 of the Trust’s ABCI Prospectus:
Voluntary Conversion. Shareholders who currently hold Class A Shares and are eligible to purchase Class I Shares may convert existing Class A Shares to Class I Shares of the same fund through their dealer if the dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion of Class A Shares to Class I Shares is not treated as a taxable event.